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                                  EXHIBIT 99.1
                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the persons named below hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including any amendments thereto) with respect to the shares of Common Stock of Nooney Realty Trust, Inc. beneficially owned by each of them and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date set forth below.

KELCOR, INC., a Missouri corporation


By: /s/ David L. Johnson                          Date: September 5, 1997
   --------------------------------
        David L. Johnson
        Vice President


/s/ David L. Johnson                              Date: September 5, 1997
- -----------------------------------
David L. Johnson


/s/ Sandra L. Castetter                           Date: September 5, 1997
- -----------------------------------
Sandra L. Castetter


/s/ Daniel W. Pishny                              Date: September 5, 1997
- -----------------------------------
Daniel W. Pishny

JAYHAWK INVESTMENTS, L.P.
a Delaware limited partnership

  By:  JAYHAWK CAPITAL
       MANAGEMENT, L.L.C.
       General Partner


        By:/s/ Kent C. McCarthy                   Date: September 5, 1997
           ------------------------
               Kent C. McCarthy
               Manager


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JAYHAWK CAPITAL
MANAGEMENT, L.L.C., a
Delaware limited liability company


By: /s/ Kent C. McCarthy                          Date: September 5, 1997
   --------------------------------
        Kent C. McCarthy
        Manager

/s/ Kent C. McCarthy
- -----------------------------------
Kent C. McCarthy


/s/ John McKee                                    Date: September 5, 1997
- -----------------------------------
John McKee


/s/ Chris Garlich                                 Date: September 5, 1997
- -----------------------------------
Chris Garlich


/s/ Monte McDowell                                Date: September 5, 1997
- -----------------------------------
Monte McDowell


/s/ Bryan P. Collins                              Date: September 5, 1997
- -----------------------------------
Bryan P. Collins


/s/ David D. French                               Date: September 5, 1997
- -----------------------------------
David D. French


/s/ John W. Alvey                                 Date: September 5, 1997
- -----------------------------------
John W. Alvey


HOME MEDICAL SPECIALTY
EQUIPMENT, INC., a Missouri
corporation


By:                                               Date: September 5, 1997
   --------------------------------
       Melanie McKellar
       Vice President


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